SEASONS SERIES TRUST
Supplement to the Prospectus
dated July 30, 2007
Effective July 25, 2007, in the section titled “MANAGEMENT,” under the heading “Portfolio Management,” the portfolio management disclosure with respect to Gregory S. Parker as portfolio manager of the Focus Growth Portfolio is deleted in its entirety and the following the paragraph containing the disclosure regarding Jay Rushin is replaced with the following:
The Aggressive Growth component of the Multi-Managed Portfolios and Small Cap Portfolio, and a component of the Focus Growth Portfolio are managed by Jay Rushin. Mr. Rushin joined SunAmerica in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over ten years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica, he was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.
Date: August 1, 2007
Versions: Version 2, Class 1; Version 3, Class 2; Version 4, Class 3; and Combined Master